UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
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                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported) November 16, 2004
                                                        -----------------


                                 BIOFIELD CORP.
                 (Name of Small Business issuer in its charter)


          Delaware                        000-27848              13-3703450
-------------------------------      ---------------------     -------------
(State or other jurisdiction of      (Commission file No.)     (IRS Employer
incorporation or organization)                               Identification No.)



                1025 Nine North Drive, Alpharetta, Georgia 30004
           -----------------------------------------------------------
           (Address of principal executive offices including zip code)

                                 (770) 740-8180
                             -----------------------
                             (Registrant's telephone
                           number including area code)

                                       N/A
                     --------------------------------------
                             (Former name or former
                     address, if changed since last report)




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

On November 16, 2004, the Registrant issued a press release, a copy of which is attached as Exhibit 99.1 to this Current Report.

Item 9.01.  Financial Statements and Exhibits.

     99.1         Press Release dated November 16, 2004

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: November 19, 2004

                                           BIOFIELD CORP.


                                           By: /s/ JOHN STEPHENS
                                               ---------------------------------
                                               Name:   John Stephens
                                               Title:  Chief Operating Officer